Exhibit 99.1

Ocean Biomedical Expands into Energy and Digital Asset Sectors to Accelerate Growth and Shareholder Value

April 22, 2025 08:00 ET | Source: Ocean Biomedical, Inc.Follow

Strategic diversification into power infrastructure and cryptocurrencies supports long-term biopharma innovation

PROVIDENCE, R.I., April 22, 2025 (GLOBE NEWSWIRE) — Ocean Biomedical, Inc. (NASDAQ: OCEA), a biopharmaceutical company focused on pioneering treatments for cancer, infectious diseases, and fibrosis, today announced a strategic expansion of its business operations to include power infrastructure development and a cryptocurrency treasury strategy, including Bitcoin and Solana.

This move comes as part of a deliberate plan to strengthen Ocean Biomedical’s financial foundation and enhance long-term value creation for shareholders. The Company will leverage its leadership team’s experience and strategic partnerships to pursue high-growth opportunities in the power and digital asset sectors—two industries central to global innovation and economic infrastructure.

“While we remain deeply committed to advancing our scientific pipeline, we recognize the need to build stable and recurring cash flow to sustain and accelerate our biopharma mission,” said Chirinjeev Kathuria, Chairman of Ocean Biomedical. “The global demand for energy—driven by AI, data centers, and digital infrastructure—is unprecedented, and cryptocurrencies have emerged as powerful stores of value with institutional and governmental recognition. These sectors represent meaningful growth vectors and give us the ability to fund our innovations with greater independence and resilience.”

Strategic Rationale for Expansion

After an extensive strategic review, the Company identified power generation and digital assets as synergistic verticals where existing board and management expertise and market access can be swiftly mobilized. Ocean Biomedical intends to:

●	Develop and operate select power assets to capitalize on rising energy demand, with an initial focus on data center-grade infrastructure and grid-interactive generation.

●	Adopt a digital treasury model, allocating a portion of cash reserves into established cryptocurrencies such as Bitcoin and Solana, which the Company views as long-term hedges and potentially accretive assets.

Forward-Looking Growth Objectives

Ocean Biomedical plans to release additional details in the coming months regarding:

●	The scale, location, and technology profile of its initial power projects.

●	A defined framework for cryptocurrency holdings, including governance, custody, and rebalancing mechanisms.

●	Strategic alliances or capital partnerships that support execution in these new verticals.

About Ocean Biomedical

Ocean Biomedical (NASDAQ: OCEA) is a mission-driven innovation company focused on the discovery and commercialization of breakthrough therapies in oncology, infectious diseases, and fibrosis. The Company is now strategically diversifying its operations into high-growth sectors—such as energy and digital assets—to build sustainable cash flow and support the advancement of its scientific platform. Learn more at www.oceanbiomedical.com.

Investor & Media Contacts

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Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this filing. Accordingly, undue reliance should not be placed upon the forward-looking statements.